SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2016

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 W. Lancaster Avenue, Suite 300

Devon, PA 19333

(Address of Principal Executive Offices)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02      Results of Operations and Financial Condition

On March 14, 2016, Zynerba Pharmaceuticals, Inc. (the “Company”) issued a press release regarding its financial results and operational highlights for the fourth quarter and year ended December 31, 2015.  A copy of this press release is furnished as Exhibit 99.1 hereto.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 7.01      Regulation FD Disclosure

On March 14, 2016, the Company released an updated investor presentation to be used in presentations to investors from time to time.  A copy of this investor presentation is attached hereto as Exhibit 99.2.

The information in this Item 7.01 (including Exhibit 99.2) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01      Financial Statements and Exhibits

(d)   Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated March 14, 2016.
99.2	Zynerba Pharmaceuticals, Inc. Investor Presentation (March 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYNERBA PHARMACEUTICALS, INC.

Date: March 14, 2016	By:	/s/ Suzanne Hanlon
		Name:	Suzanne Hanlon
		Title:	Secretary, General Counsel and Vice President, Human Resources

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated March 14, 2016.
99.2	Zynerba Pharmaceuticals, Inc. Investor Presentation (March 2016)